                                                                                                      Exhibit 23(j)

INDEPENDENT AUDITORS' CONSENT

We  consent  to the  use in  this  Post-Effective  Amendment  No.  37 to  Registration  Statement  No.  2-93177  of
Oppenheimer  Variable  Account Funds on Form N-1A of our report dated January 23, 2002,  appearing in the Statement of  Additional  Information,  which is part of such  Registration  Statement,  and to the reference to us under the headings  "Independent  Auditors" in the Statement of Additional  Information  and  "Financial  Highlights"  in the
Prospectuses, which are also part of such Registration Statement.

/s/ Deloitte & Touche

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DELOITTE & TOUCHE LLP

Denver, Colorado
April 24, 2002